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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 3, 2006.


                          BAYOU CITY EXPLORATION, INC.
             (Exact name of registrant as specified in its chapter)


          Nevada                         0-277443                 61-1306702
     ----------------                    --------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation                  File Number)          Identification No.)

           10777 Westheimer Road, Suite 170
                    Houston, Texas                              77042
           --------------------------------                     -----
       (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code   (832) 358-3900
                                                     --------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

Effective July 25, 2006, Mr. Robert A. Kelley resigned as Sr. Vice President and Chief Operating Officer of Bayou City Exploration, Inc. (the "Company").

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

---------------------------------------------------------
Exhibit No.          Description
---------------------------------------------------------
Exhibit 99.1         Press Release July 3, 2006.
---------------------------------------------------------


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 5, 2006

                                              BAYOU CITY EXPLORATION, INC.


                                              By:  /s/ Norman G. Haisler, Jr.
                                                  ---------------------------
                                                   Norman G. Haisler, Jr.
                                                   Senior Vice President-Finance
                                                   and Chief Financial Officer


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                                  EXHIBIT INDEX

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Number               Exhibit                                     Sequential Page
                                                                 Number
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Exhibit 99.1         Press Release dated July 3, 2006.                 1
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